UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	January 25, 2013
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

216 Airport Drive, Rochester, NH		03867
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

Albany International Corp. (the “Company”) today announced that it is exercising its option to redeem all remaining outstanding 2.25% Convertible Senior Notes due 2026 (the “Notes”) of the Company, of which an aggregate of $28.437 million in principal amount is outstanding. The redemption date will be March 15, 2013.

A copy of the press release relating to the redemption of the Notes is attached and is being filed as an exhibit.

Item 9.01 Exhibits

Exhibit 99.1 Press release dated January 25, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: January 25, 2013

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